SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
July 28, 2009
Date of Report (Date of Earliest Event Reported)
Total System Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10254	58-1493818

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One TSYS Way, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2267
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On July 28, 2009, Total System Services, Inc. (“Registrant”) issued a press release announcing financial results for the quarter ended June 30, 2009. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in the press release shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 28, 2009, Registrant’s Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee of the Board, approved and adopted an amendment to Article III, Section 15 of Registrant’s bylaws which will discontinue the practice of appointing additional emeritus directors effective July 28, 2009.
The amendment to the bylaws was effective on July 28, 2009. The above summary is qualified in its entirety by reference to the bylaws, which are filed as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
On July 28, 2009, Registrant will hold an investor conference call and webcast to discuss its financial results for the quarter ended June 30, 2009. A copy of the presentation to be used during the conference call is attached hereto as Exhibit 99.2 and incorporated herein by reference. The information in the presentation shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.1	Bylaws, as amended

99.1	Registrant’s press release dated July 28, 2009

99.2	Registrant’s presentation dated July 28, 2009

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC. (“Registrant”)
Dated: July 28, 2009	By:	/s/ Kathleen Moates
Kathleen Moates
Senior Deputy General Counsel

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